Exhibit 99.1

www.globalmedicalreit.com Capital Partners to Health Care Providers INVESTOR PRESENTATION September 2017

www.globalmedicalreit.com DISCLAIMER 2 This presentation is for informational purposes only and does not constitute an offer to sell, or a solicitation of offers to purchase, the Company’s securities . The information contained in this presentation does not purport to be complete and should not be relied upon as a basis for making an investment decision in the Company’s securities . This presentation also contains statements that, to the extent they are not recitations of historical fact, constitute “forward - looking statements . ” Forward - looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology . The forward - looking statements included herein are based upon the Company’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties . Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control . Although the Company believes that the expectations reflected in such forward - looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in the forward - looking statements due to the impact of many factors including, but not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q and any prospectus or prospectus supplement filed with the Securities and Exchange Commission . The Company undertakes no obligation to update or revise any such information for any reason after the date of this presentation, unless required by law .

www.globalmedicalreit.com AT A GLANCE ▪ Well - positioned to execute on pipeline acquisitions using credit facility ▪ Addition of recently - announced ATM facility provides acquisition financing optionality STOCK INFORMATION * 3 BALANCE SHEET HIGHLIGHTS • GMRE (NYSE) STOCK PRICE: $9.18 • Market Capitalization: $198.6 million • Common shares outstanding: 21.6 million * Data is as of September 8, 2017 KEY BUSINESS POINTS • $380 million gross investment • Healthcare REIT focused on the acquisition and sale - leaseback of healthcare facilities • Substantial pipeline of high quality, purpose - built facilities • Experienced management with deep relationships in sector • Attractive industry tailwinds, recession - resistant asset class

www.globalmedicalreit.com JAMIE BARBER, General Counsel and Corporate Secretary LEADERSHIP 4 ▪ Over 30 years of experience in financial accounting, reporting and management, including extensive experience in SEC reportin g a nd Sarbanes - Oxley compliance ▪ Served as the Senior Vice President, Controller and Chief Accounting Officer of FBR & Co. (“FBR” NASDAQ: FBRC) beginning in O cto ber 2007 ▪ Prior role as Senior Vice President, Controller and Chief Accounting Officer of Arlington Asset Investment Corp. (NYSE: AI) ▪ Previously Senior Manager in the assurance practice at Ernst & Young ▪ Over 17 years of experience in real estate finance and has completed $ 3 billion of transactions ▪ Prior experience as principal at investment advisor to pension funds and investment banker representing healthcare systems, developers and REITs ▪ Healthcare real estate investment banker for Cain Brothers DANICA HOLLEY, Chief Operating Officer ALFONZO LEON , Chief Investment Officer ▪ Over 20 years of experience in healthcare, real estate development, management and investment ▪ Former assistant to the U.S. Secretary of Housing & Urban Development ▪ United States Special Representative to United Nations in Geneva ▪ Developed large - scale residential, commercial, hospitality and retail properties ▪ More than a decade of experience with SEC compliance and reporting matters, corporate governance, investment banking and REIT - re lated capital markets ▪ Served as Associate General Counsel of FBR (NASDAQ: FBRC) beginning in July 2012 ▪ Prior role as Senior Associate – REIT Capital Markets at Hunton & Williams LLP, where he represented public REITs in conjunction with their SEC compliance requirements, corporate governance matters offerings of equity and debt and merger and acquisition transactions ▪ Previously with Sullivan & Cromwell LLP and KPMG ▪ Management and business development experience spans more than 18 years ▪ More than a decade of experience managing multinational teams for complex service delivery across disciplines ▪ More than 8 years in healthcare programs and infrastructure as Executive Director of Safe Blood International ROBERT KIERNAN , Chief Financial Officer and Treasurer JEFFREY BUSCH , Chairman, Chief Executive Officer and President

www.globalmedicalreit.com COMPANY OVERVIEW 5 Healthcare REIT focused on the acquisition and leasing of state - of - the - art, purpose built healthcare facilities Focus on state - of - the - art medical office buildings (MOB), outpatient and licensed medical facilities that through their technology and design enhance the quality of care ▪ Facilities built or adapted to contemporary best healthcare practices ▪ Target the “factory” where core medical procedures are delivered ▪ Lease to strong medical providers with leading local market share ▪ Focus on single tenant, net lease real estate Current portfolio of 48 facilities net leased to 39 tenants ▪ Approximately 1,120,000 square feet of leasable area ▪ 9 years average lease term remaining ▪ 12 years average age of portfolio – youngest of listed healthcare REITs Pipeline primed for growth ▪ Large and increasing acquisition pipeline under review ▪ Focus on relationships and off - market transactions

www.globalmedicalreit.com STRATEGY TO OUTPERFORM 6 Creating attractive returns by leveraging management expertise and differentiated investment strategy Attractive Acquisition Dynamics Outsized Current Returns Capital Appreciation Less competitive market segment Deal sourcing through relationships Tenant - focused due diligence process Contractual rent increases Minimal FFO impact from tenant improvements Insulation from operating cost increases Newer real estate / core to provider Barriers to entry / lower supply Steady increase in healthcare demand

www.globalmedicalreit.com ATTRACTIVE INDUSTRY TRENDS 7 PROJECTED AGING OF US POPULATION CHANGING CONSUMER PREFERENCES ARE A MAJOR FACTOR IN GMRE’S PROPERTY SELECTION 15% 17% 19% 21% 21% 22% 22% 22% 23% 24% 0% 5% 10% 15% 20% 25% 30% 0 20 40 60 80 100 120 2015 2020 2025 2030 2035 2040 2045 2050 2055 2060 Percentage 65 and Older Millions of People 65-74 75-84 85+ % 65+ ▪ 65+ age group expected to double between 2015 and 2060 ▪ 85+ age group expected to triple between 2015 and 2060 ▪ Use of healthcare dramatically increases with age ▪ GMR targets practice types frequently utilized by older demographics: cardiovascular treatment, cosmetic plastic surgery, eye surgery, gastroenterology, oncology treatment and orthopedics Source: Centers for Medicare & Medicaid Services, Office of the Actuary 1,250 1,500 1,750 2,000 2,250 1993 1997 2001 2005 2009 2013 Visits per 1,000 100 105 110 115 120 125 1993 1997 2001 2005 2009 2013 Admissions per 1,000 OUPATIENT CARE INPATIENT CARE Demographic shifts and changing consumer preferences spurring healthcare industry growth ▪ Consumer preference shifting to outpatient care ▪ 50.8% growth in outpatient visits from 1993 - 2013 ▪ 10.9% decrease in inpatient admissions from 1993 - 2013 ▪ Need for more outpatient facilities ▪ Preference for smaller, specialized and efficient hospitals Source: American Hospital Association Annual Survey, for community hospitals

www.globalmedicalreit.com EVIDENCE - BASED DESIGN 8 As EBD research becomes more widely recognized and reproduced, facilities with these features expect to outperform STATE - OF - THE - ART MEDICAL TECHNOLOGY ADVANCED BUILDING ENGINEERING EFFICIENT TREATMENT AND PROCESSING DESIGN AMENITIZED PATIENT ENVIRONMENT ▪ EBD research demonstrates an interrelatedness between the design of a healthcare facility and patient outcomes ▪ Certain design elements have an important impact on productivity, safety, health and morale for both physicians and patients ▪ Facilities with these features can attract and retain strong tenants and will outperform over time BETTER PATIENT OUTCOMES

www.globalmedicalreit.com GMR INVESTMENT CRITERIA HIGH - QUALITY FACILITIES x State - of - the - art technology and design x Facilities recently built or renovated x Facilities core to provider business model x Functionality, reusability, conversion value FOCUS ON TENANT OPERATIONS x Excellent medical practice groups with sustainable practices x Single, long - term tenants = no vacancy rate x Existing, long - standing provider x Strong and diversified payor mix STRATEGIC LOCATIONS x Position to take advantage of decentralization trends x Identifiable, predictable, historical market demand x Proximity to related resources for reliable patient flow x Barriers to entry/competition x Dominant specialty group practices; regional sole providers x Regional specialty hospitals x Long - term practice success / expert hospital management history PROVIDERS CRITICAL TO LOCAL POPULATIONS 9

www.globalmedicalreit.com MARKET LEADING TENANTS ESTABLISHED PROVIDER CLINICAL EXPERTISE STRONG CREDIT 10 What we seek to acquire: ▪ Demonstrated clinical leaders ▪ Going concern history ▪ High market share ▪ Stable and competent management ▪ Robust and durable payor contracts Competitive advantages: ▪ Predictable, stable rents ▪ Strong and diversified payor mix ▪ Higher barrier to entry for competitors ▪ Supports long term lease terms What we seek to acquire: ▪ Prominent local physicians ▪ Board credentials ▪ Strong peer reviews ▪ Academic identity ▪ Age - related procedure expertise Competitive advantages: ▪ Newer, purpose - built real estate ▪ Patient loyalty and strong market share ▪ Focus on the future of healthcare What we seek to acquire: ▪ Strong EBITDARM / rent coverage ▪ Guarantors with strong credit ▪ Subordination of profits to rent ▪ Operators with regional or national footprint Competitive advantages: ▪ Rent coverage in excess of peers ▪ Implicit credit stronger than peers

# PROPERTY PORTFOLIO AS OF SEPTEMBER 12, 2017

GLOBAL MEDICAL REIT

| Property | Location | # of Buildings | Facility Type | Net Leasable Square Feet | Lease Years Remaining | Year Built/ Renovated | Annualized Rent[1] | Annualized Rent Per Square Foot[1] | Tenant/Guarantor[2] |
|---|---|---|---|---|---|---|---|---|---|
| Select Specialty | Omaha, NE | 1 | LTAC | 41,113 | 4.93 | 2008 | $1,762,512 | $42.87 | Select Specialty Hospital – Omaha, Inc./Select Medical Corporation |
| Orthopedic Surgery Center of Asheville | Asheville, NC | 1 | ASC | 8,840 | 4.61 | 1981/2002 | 237,621 | 26.88 | Orthopedic Surgery Center of Ashville/Surgery Partners |
| Associates in Ophthalmology | West Mifflin, PA | 1 | MOB/ ASC | 27,193 | 13.16 | 2007 | 783,653 | 28.82 | Associates Surgery Centers, LLC, Associates in Ophthalmology, Ltd. |
| Gastroenterology Center of the MidSouth | Memphis, TN | 6 | MOB/ ASC | 52,266 | 10.43 | 2001,2003, 1984,2011, 2009,2006 | 1,300,000 | 24.87 | Gastroenterology Center of the MidSouth |
| Star Medical Center, LLC/Lumin Health | Plano, TX | 1 | Surgical Hospital | 24,000 | 18.50 | 2013 | 1,278,000 | 53.25 | Star Medical Center/Lumin Health |
| Surgical Institute of Michigan | Detroit, MI | 1 | ASC | 15,018 | 8.68 | 1974/2002 2009 | 389,500 | 25.94 | Surgical Institute of Michigan/Surgical Management Professionals |
| First Choice Healthcare Solutions | Melbourne, FL | 1 | MOB/ Imaging | 75,899 | 8.68 | 1994/2005 | 1,104,675 | 14.55 | Marina Towers, LLC/First Choice Healthcare Solutions, Inc. |
| Berks Physicians & Surgeons | Wyomissing, PA | 2 | MOB/ ASC | 23,500 | 8.98 | 2001, 1992/2008 | 690,045 | 29.36 | Berks Physicians & Surgeons, Ridgewood Surgery Associates |
| Brown Clinic | Watertown, SD | 3 | MOB | 46,884 | 14.17 | 2016 | 707,167 | 15.08 | Brown Clinic |
| Prospect Medical Group Holdings | East Orange, NJ | 1 | MOB | 60,442 | 9.17 | 1998 | 942,895 | 15.60 | Prospect Medical Holdings, Inc. |
| Northern Ohio Medical Specialists | Sandusky, OH | 8 | MOB | 55,760 | 10.26 | 2015, 2016, 2017, 1999 | 842,482 | 15.11 | Northern Ohio Medical Specialists |
| Carson Medical Group | Carson City, NV | 2 | MOB | 20,632 | 6.26 | 1991 | 344,000 | 16.67 | Carson Medical Group |
| Piedmont Mountainside Hospital, Inc | Ellijay, GA | 3 | MOB | 44,162 | 8.92 | 2005/2012/ 2015 | 364,224 | 8.25 | Piedmont Mountainside Hospital, Inc. |
| HealthSouth Mesa | Mesa, AZ | 1 | IRF | 51,903 | 7.26 | 2009 | 1,710,617 | 32.96 | Healthsouth |
| HealthSouth Altoona | Altoona, PA | 1 | IRF | 70,007 | 3.78 | 1986 | 1,671,760 | 23.88 | Healthsouth |
| HealthSouth Mechanicsburg | Mechanicsburg. PA | 1 | IRF | 78,836 | 3.78 | 1986 | 1,877,298 | 23.81 | Healthsouth |

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www.globalmedicalreit.com

# PROPERTY PORTFOLIO AS OF SEPTEMBER 12, 2017 (CONT.)

GLOBAL MEDICAL REIT

| Property | Location | # of Buildings | Facility Type | Net Leasable Square Feet | Lease Years Remaining | Year Built/ Renovated | Annualized Rent[(1)] | Annualized Rent Per Square Foot[(1)] | Tenant/Guarantor[(2)] |
|---|---|---|---|---|---|---|---|---|---|
| Geisinger Health | Lewisburg, PA | 1 | MOB/ Imaging | 28,480 | 5.76 | 2008 | 542,501 | 19.05 | Geisinger Health |
| Southwest Florida Neurosurgical Associates | Cape Coral, FL | 1 | MOB | 25,814 | 9.51 | 2007 | 529,187 | 20.50 | Southwest Florida Neurosurgical Associates |
| Las Cruces Orthopedic Associates | Las Cruces, NM | 1 | MOB | 15,761 | 11.51 | 1987/1992/ 2012 | 354,623 | 22.50 | Las Cruces Orthopedic Associates |
| Thumb Butte Medical Center | Prescott, AZ | 1 | MOB | 12,000 | 9.09 | 2016 | 360,000 | 30.00 | Thumb Butte Medical Center/Physician Guaranty |
| Orlando Health, South Lake Hospital | Clermont. FL | 1 | MOB | 18,152 | 3.58 | 2014 | 361,915 | 19.94 | Orlando Health, Southlake Hospital, Vascular Specialists of Central Florida |
| OCOM | Oklahoma City, OK | 3 | Surgical Hospital | 96,596 | 8.58 | 2002 | 3,523,356 | 36.48 | Oklahoma Center for Orthopedic & Multi-Specialty Surgery/INTEGRIS; USPI; physician guaranty |
| Great Bend Regional Hospital | Great Bend, KS | 1 | Hospital | 63,978 | 14.68 | 2000 | 2,143,750 | 33.51 | Great Bend Regional Hospital, LLC/ Nueterra Holdings, LLC, physician guarantees |
| Unity Family Medicine | Brockport, NY | 1 | MOB | 29,497 | 13.23 | 2011 | 620,653 | 21.04 | Unity Hospital of Rochester |
| USPI/Lonestar Endoscopy | Flower Mound, TX | 1 | ASC | 10,062 | 9.17 | 2014 | 288,362 | 28.66 | Lonestar Endoscopy Center, LLC |
| Carrus Hospital | Sherman, TX | 1 | IRF/LTAC | 69,352[(3)] | 19.92 | 2010 | 2,346,140 | 33.83 | SDB Partners, LLC |
| Lubbock Heart Hospital | Lubbock, TX | 1 | MOB | 27,280 | 12 | 2004 | 600,160 | 22.00 | Lubbock Heart Hospital/Surgery Partners, Inc. |
| Urology Center of the South | Germantown, TN | 1 | MOB/ ASC | 33,777 | 10 | 2002 | 1,459,024 | 43.20 | Urology Center of the South/Physician guarantees |
| **Total Portfolio/Average** | | **48** | | **1,127,204** | **9.3** | **2006[(4)]** | **$29,136,120** | **$25.85** | |

(1) Annualized rent calculated by multiplying (a) actual monthly rent for the month of August 2017, by (b) 12. Accordingly, this methodology produces an annualized amount as of a point in time but does not take into account future contractual rental rate increases.

(2) Certain guarantees are for less than 100% of the contractual rental payments.

(3) Does not include 12,000 square feet of shell space.

(4) Based on the last year of renovation

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www.globalmedicalreit.com PROPERTY PORTFOLIO MAP AS OF SEPTEMBER 12, 2017 13

www.globalmedicalreit.com PORTFOLIO METRICS AVERAGE ASSET AGE LEASE MATURITY – SQ. FT. EXPIRING PREMIUM PORTFOLIO FUNDAMENTALS Portfolio metrics reflecting newer buildings, dominant tenants and long term leases 0.0% 0.0% 0.0% 0.0% 14.8% 4.4% 80.8% 0% 25% 50% 75% 100% 2017 2018 2019 2020 2021 2022 2023+ 14 ▪ Youngest assets of listed healthcare REIT peers, driving high quality tenant retention ▪ Average lease term remaining of 9.3 years ▪ 100% net lease portfolio insulates GMR from operating expense increases and capital expenditures ▪ $25.85 average annual rent per square foot

www.globalmedicalreit.com ASSOCIATES IN OPHTHALMOLOGY WEST MIFFLIN, PA KEY STATISTICS STATE OF THE ART FACILITY TOP FACILITIES AND CREATIVE LEASE • The building contains state of are equipment used diagnosis and treatment of cataracts, glaucoma, diabetic eye care and macular degeneration • The building is accredited by the Accreditation Association for Ambulatory Health Care (AAAHC) • Profitable operator provides high, 7x rent coverage • NNN Lease with annual rent increases of 2% • The Company secured a new 15 - year lease at closing with four (4) five (5) year renewal options • Lease is protected by a strong corporate guarantor • Associates in Ophthalmology (AIO) subordinates profits before distributions to physicians, to rent payments • The facility is operated by Associates in Ophthalmology (AIO) and Associates Surgery Centers (ASC) respectively via two separate lease agreements that expire in 2030 • Located in the Pittsburgh market, the facility can draw from a population of 764,000 within a 10 - mile radius of the property. • 32% of the regional population is over the age of 55, a key demographic for AIO services • 34 doctor practice provides highest quality care • Market - leading ophthalmology practice with 11+ physicians and 7 locations Asset Type Surgery Center and Medical Office Building Gross Leasable Area 27,193 Year Built 2007 EBITDARM / Rent 7x at lease inception* Leased Occupancy 100% Lease Expiration 9/25/2030 Transaction Value $11.4M *Source: calculations based upon tenant’s financial statements. 15

# HEALTHSOUTH PORTFOLIO ARIZONA (1) AND PENNSYLVANIA (2)

GLOBAL MEDICAL REIT

## KEY STATISTICS

| | |
|---|---|
| Asset Type | Inpatient Rehab Hospitals |
| Gross Leasable Area | 200,746 square feet |
| Asset Quality | Class A-/B+ Assets |
| EBITDARM/Rent | 6x average at purchase |
| Leased Occupancy | 100% |
| Lease Expiration | 5/2021 (PA) & 11/2024 (AZ) |
| Transaction Value | $68.1 million |

## STATE OF THE ART FACILITIES


Altoona, PA


Mesa, AZ


HEALTHSOUTH
Mechanicsburg, PA

## SERVING CONTEMPORARY TRENDS

- Although each facility has a different overall layout, the buildings are purpose built to provide a complete compliment of care
- Sustainable Design Elements such as the use of sunshade devices on windows
- Centrally Located Nursing Stations
- Comforts amenities such as ample Lounge areas and parking for family visits
- Care enhancement services like on-site Pharmacies to properly obtain and administer prescriptions to patients.

## MARKET DOMINANT TENANT

- HealthSouth is the leading U.S. provider of post-acute healthcare services, offering both facility-based and home-based post-acute services.
- Operates in 30 plus states and Puerto Rico through network home health agencies, and hospice agencies.
- HealthSouth had $3.1 billion in revenue in 2015 and $4.6 billion in total assets as of the end of 2015.
- The inpatient rehabilitation (IRF) industry is highly fragmented, and HealthSouth has no single, large competitor

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www.globalmedicalreit.com Growing Portfolio ($100 mlns ) PIPELINE OVERVIEW STEADY PORTFOLIO GROWTH (As of September 12, 2017) ▪ GMR’s portfolio exceeded $380 million of gross investment with leasable square feet of approximately 1,120,000 ▪ Approximately $60 million and 118,278 square feet of acquisitions under contract comprising three properties ▪ Acquisition pipeline consisted of 14 properties, comprised of comprised of approximately 506,474 square feet and a total value of over $156 million ▪ Current emphasis on assets within dominant health system portfolios ▪ Originating deals directly from owners of multiple properties ▪ Focus on relationships and off - market transactions SOURCING 17 PIPELINE CHARACTERISTICS ▪ Long - term leases ▪ Market leading tenants ▪ Facilities core to provider business model ▪ Class A, recently built assets East Orange, NJ* $56 $93 $93 $123 $205 $315 $355 $380 $0 $50 $100 $150 $200 $250 $300 $350 $400

www.globalmedicalreit.com INVESTMENT HIGHLIGHTS Management Team with Public REIT Experience State - of - the - Art Healthcare Facilities Attractive Industry Trends Market Leading Tenants High Quality Portfolio Substantial Pipeline of High Quality Assets 18

www.globalmedicalreit.com APPENDIX 19

# INDEPENDENT DIRECTORS

GLOBAL MEDICAL REIT

*Majority independent Board with strong backgrounds in healthcare, real estate and capital markets*

**HENRY COLE**, *Independent Director*

- President of Global Development International, providing development support and oversight for initiatives in medical and healthcare programs (e.g. Instant Labs Medical Diagnostics, MedPharm & MPRC Group)
- Former President and Founder of international programs at The Futures Group International, a healthcare consulting firm
- Director of International Health and Population Programs for GE's Center for Advanced Studies
- Yale (B.S.); Johns Hopkins (MA)

**MATTHEW CYPHER, Ph.D.**, *Independent Director*

- Professor at Georgetown University's McDonough School of Business as the director of the Real Estate Finance Initiative
- Former director at Invesco Real Estate (NYSE: IVR) where he was responsible for oversight of the Underwriting Group, which acquired $10.2 billion worth of institutional real estate
- Underwrote $1.5 billion of acquisitions and oversaw the Valuations group, which marked to market Invesco's more than $13 billion North American portfolio
- Penn State University (B.S.); Texas A&M University (M.S. and Ph.D.)

**KURT HARRINGTON**, *Independent Director*

- Over 40 years experience in managing financial functions for large and small publicly traded companies
- Previously CFO of three public companies, Arlington Asset Investment Corp., FBR Capital Markets and Jupiter National, Inc.
- Director of Wheeler Real Estate Investment Trust (NASDAQ: WHLR) and trustee and treasurer of Nichols College
- Nichols College (B.S.); CPA (inactive)

**RONALD MARSTON**, *Independent Director*

- Founder and CEO of Health Care Corporation of America (HCCA) Management Company, originally a subsidiary of Hospital Corporation of America (HCA)
- 30+ years in international healthcare focused on healthcare systems with prior experience developing the Twelfth Evacuation Hospital in Vietnam
- Tennessee Technological University (B.S.); California Western University (Ph.D.)

**DR. ROSCOE MOORE**, *Independent Director*

- Rear Admiral (Retired) and Chief Veterinary Medical Officer of United States Public Health Service
- Former Assistant United States Surgeon General, point person for global development support with a focus on less developed countries
- Epidemic Intelligence Service Officer with the U.S. Centers for Disease Control and Prevention (CDC)
- Chief epidemiologist with the Centers of Devices and Radiological Health in the US Food and Drug Administration (FDA)
- Tuskegee University (B.S. & DVM); University in Michigan (M.P.H.); Johns Hopkins University (Ph.D.)

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www.globalmedicalreit.com INTERESTED DIRECTORS ▪ Over 20 years of experience in healthcare, real estate development, management and investment ▪ Former assistant to the U.S. Secretary of Housing & Urban Development ▪ United States Special Representative to United Nations in Geneva ▪ Developed large - scale residential, commercial, hospitality and retail properties ▪ Approximately 20 years experience in real estate development in China ▪ Serves as President of Henan Real Estate Chamber of Commerce ▪ Co - founder of Henan Zensun Real Estate, one of the top 100 property development companies in China ▪ Honored with many awards as an outstanding developer and contributor to the Henan real estate industry ▪ Supervisor for Henan Hongguang Real Estate Limited, a company engaged in property development in China ▪ Supervisor for Henan Zensun Corporate Development Company Limited, a company engaged in construction and management in China ▪ University College London (B . S) ; Beijing Forestry University (B . S) ; University of Leicester (MA) ; JEFFREY BUSCH , Chairman ZHANG JINGGUO , Director ZHANG HUIQI , Director 21